                                   [GRAPHIC]

Annual Report August 31, 2001

Oppenheimer
International
Small Company Fund

                          [LOGO] Oppenheimer Funds(R)

REPORT HIGHLIGHTS


Fund Objective
Oppenheimer International Small Company Fund seeks long-term capital appreciation.

C O N T E N T S

 1  Letter to
    Shareholders

 2  An Interview
    with Your Fund's
    Managers

 6  Fund Performance

12  Financial
    Statements

31  Independent
    Auditors' Report

32  Federal
    Income Tax
    Information

33  Officers and
    Trustees

Average Annual Total Returns*

             For the 1-Year Period
             Ended 8/31/01

             Without     With
             Sales Chg.  Sales Chg.

Class A      -44.50%     -47.69%
Class B      -44.99      -47.58
Class C      -44.93      -45.45

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 10 for further details.

LETTER TO SHAREHOLDERS

John V. Murphy
Chairman, President and Chief Executive Officer
OppenheimerFunds, Inc.

Dear Shareholder,

September 11, 2001, was a tragic day for our country. As you may know, our corporate headquarters were located at Two World Trade Center in New York City. Although we are thankful that all OppenheimerFunds employees were able to safely evacuate the World Trade Center, our thoughts and prayers remain with the countless families whose lives have been affected by these terrible events. As a company and as individuals, we will be forever indebted to the hundreds of law enforcement officers, firefighters and rescue workers who continue to serve so heroically in this time of great need.

   To express our gratitude, we have established a 501(c)3 charity, the "World Trade Center Legacy Relief Fund," in which we will match the first $1 million in donations. All donations will be sent to qualified, pre-screened charities that support the families of victims of this tragic event, such as the American Red Cross and the New York Fire Fighters 9-11 Disaster Relief Fund.

   As the events of September 11 unfolded, OppenheimerFunds quickly and efficiently implemented its emergency recovery plans. By the next day, our portfolio managers, analysts and other employees were overseeing the assets in your fund's portfolio and accessing vital information in real time. And, thanks to our multiple operating locations, well-distributed resources and rigorous back-up procedures, our shareholder-account and Fund investment records remained intact.

   In these difficult times, it is important to remember that our portfolio management team is a sophisticated group of investment professionals with extensive experience. They are diligently monitoring the events that are shaping the financial world and economy. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds portfolio managers are guided by similar principles: broad diversification, a focus on business fundamentals and a long-term investment perspective.

   At OppenheimerFunds we understand that these are trying times for investors. We encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals. Once again, thank you for your continued confidence. We look forward to showing and sharing with you the strength, expertise and resolve which makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ John V. Murphy

John V. Murphy
September 24, 2001

1 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Portfolio Management Team
Rajeev Bhaman
George Evans
Frank Jennings
Rohit Sah
Bill Wilby

How did Oppenheimer International Small Company Fund perform during the one-year period that ended August 31, 2001?

A. Against a backdrop of troubled markets worldwide, the Fund had a disappointing year, underperforming its benchmark index and peer group. From a management standpoint, however, it was a year of progress, as we rebuilt the portfolio using a fundamental, primarily growth-oriented approach. We believe, despite some initial turbulence, the change in management and investment philosophy will give the Fund the opportunity to deliver excellent long-term performance as we go forward.

What is your new management philosophy for the Fund?

We have chosen an approach that has worked well in many of our other Oppenheimer international funds: fundamental, "bottom-up," team-based stock selection that looks for strong long-term growth opportunities--in this case, over three to five years. We found, when it came to small foreign companies, that the quantitative method used previously suffered from two shortcomings. First, the computer programs generally favor high, short-term earnings growth and thus, tended to select a large number of new issues for the portfolio. Given the exceptional volatility of such stocks during the past year, this detracted significantly from the Fund's performance. Second, reliable data about small foreign companies can be hard to come by, making it even more difficult for the computer programs to do their job well.

     The Fund's new "engine" is a team of four stock pickers, all experienced global investment professionals, plus a co-manager to oversee the industry and regional concentrations in the portfolio. Each team member brings to the Fund a different area of expertise--developing markets, international markets, growth stocks and value stocks--but all of us focus on identifying reasonably priced, out-of-favor stocks.

2  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

We have adopted a fundamental, bottom-up investment approach and repositioned the portfolio to pursue superior returns over three to five years.

What were the challenges associated with repositioning the Fund?

The cost, primarily because repositioning can involve heavy trading and the associated transaction costs. Unfortunately, restructuring a portfolio during a bear market is even more costly. Often, we had to buy promising new stocks at relatively high prices, while it was a challenge to get a good offer on the stocks we needed to sell. However, the Fund is now almost completely repositioned to fit our "bottom-up" approach and we expect few changes in the short term.

Earlier, you mentioned "troubled markets worldwide." Please explain.

Overall, the world is experiencing a bear market and an economic slowdown. Although Japan is reaching the end of an era of politically managed economics and looking forward to a welcome restructuring, the yen and the Nikkei Exchange continue to show signs of weakness. The rest of Asia fared better until mid 2001, largely because most of the region was not caught up in the technology frenzy. Also, many Asian economies were in recovery mode, finally bouncing back from the region's financial crisis of 1998. However, as the year progressed and economic weakness worldwide grew more intense, Asia succumbed to the slowdown as well.

     Although Latin America's emerging markets also avoided the technology bust, they had to deal with continuing currency fluctuations amid concerns about Argentina's flagging economy. In a case of "guilt by association", Brazil was particularly hard hit.

     In Europe, the bursting of the technology bubble had an even greater impact than in the United States. Europe had been especially keen on telecom, the most heavily devastated technology sector. Privatization of government phone companies in Europe, notably France Telecom and Deutsche Telecom, was a huge spur for investment banking and borrowing. As corporations paid handsomely to acquire new businesses, the industry became over-leveraged with little room for growth.

3 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Average Annual
Total Returns
For the Periods Ended 9/30/01/1/

                      Since
            1-Year    Inception
--------------------------------
Class A     -50.61%   -2.89%
--------------------------------
Class B     -50.43    -2.70
--------------------------------
Class C     -48.49    -2.15

How did investors respond to the global bear market?

Investors have been stockpiling money, waiting to find the right time to re-enter the markets. When they chose to invest, they tended to favor value stocks, which were considerably less expensive, provided better current income and ultimately better total returns than growth stocks throughout this year.

How did these changes impact the Fund?

To a degree, the Fund followed the trend toward value, and value stocks were some of our better contributors. Overall, contributors represented a broad range of countries and industries. Among the top performers were Koninklijke Boskalis Westminster NV, Grupo Financiero Banorte SA de CV and Housing Development Finance Corp. Ltd.

   Like the contributors, the detractors were spread across many countries and industries, including Aksigorta AS, a Turkish insurance company, and Nicox SA. During the repositioning, we sold most of the major detractors or trimmed them as far as we felt was prudent in a bear market.

What is the outlook for international equity markets and the Fund?

Investors are cautious but also quite impatient to get back into the markets. During this deflationary period, people are more aware than ever that interest-bearing investments will not produce the returns necessary to fund their retirement and other long-term financial goals. As we said before, the Fund is now almost completely repositioned to fit our "bottom-up" approach. Absent negative news on the companies in the portfolio, we expect few changes. If a better long-term opportunity arises, we will give it consideration, but we think the current

1. See Notes on page 10 for further details.

                4 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Regional Allocation/2/

Europe            43.0%
Asia              34.3
U.S./Canada       11.0
Latin America     8.1
Emerging
Europe            2.3
Middle East/
Africa            1.3

portfolio is poised to do well over the next three to five years as investors return to the international small-company markets. This is just one reason why Oppenheimer International Small Company Fund is part of The Right Way to Invest.

Top Ten Geographical Diversification Holdings/2/
The Netherlands                                              17.0%
Great Britain                                                14.9
India                                                        10.3
France                                                        8.8
Mexico                                                        6.5
United States                                                 5.9
Sweden                                                        5.1
Canada                                                        5.1
Korea, Republic of (South)                                    4.7
Japan                                                         4.1

Top Ten Common Stock Holdings/3/
Housing Development Finance Corp. Ltd.                        8.2%
Koninklijke Boskalis Westminster NV                           7.1
Halma plc                                                     5.6
Societe BIC SA                                                4.2
Grupo Financiero Banorte SA de CV                             4.2
Elekta AB, B Shares                                           3.3
Haw Par Healthcare Ltd.                                       2.9
Nicox SA                                                      2.8
IHC Caland NV                                                 2.7
Johnson Service Group plc                                     2.7


2. Portfolio is subject to change. Percentages are as of August 31, 2001, and are based on total market value of investments.
3. Portfolio is subject to change. Percentages are as of August 31, 2001, and are based on net assets.

                5 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FUND PERFORMANCE

How Has the Fund Performed?

Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended August 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the twelve months ended August 31, 2001, the Fund significantly underperformed international small-company markets. Both the Fund and the markets were negatively impacted by a worldwide economic slowdown and its depressive effect on equity markets in general. The Fund's relative underperformance can be attributed primarily to a quantitative investment strategy used during the initial half of the fiscal year. This computer-driven approach to stock selection resulted in a relatively large amount of new issues in the portfolio. Due to the worldwide turmoil in equity markets, new issues were exceptionally volatile during the period and detracted from the Fund's results. Performance improved following a switch to a fundamental, bottom-up, team-based stock selection process on December 31, 2000, although above-average transaction costs associated with the changeover reduced overall results. By fiscal year-end, the portfolio adjustment had been completed and the Fund was repositioned to pursue long-term capital appreciation. The Fund's portfolio allocations, management and strategies are subject to change.

Comparing the Fund's performance to the market.

The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund from the inception date of November 17, 1997 until August 31, 2001. Because Class N shares of the Fund were first publicly offered on March 1, 2001, no performance information on Class N shares is included. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on

6 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.
     The Fund's performance is compared to the performances of the HSBC James Capel World excluding U.S. Smaller Companies Index (WexUS) and the Morgan Stanley Capital International (MSCI) EAFE Index. The performance of small foreign companies is represented by WexUS, an index comprised of 1,200 securities with a market capitalization range of $53-$1,033 million in Europe, UK, Southeast Asia, Japan, Australia and New Zealand. The performance of large international companies is represented by MSCI EAFE Index which is comprised of common stocks issued in Europe, Australia and the Far East.
     Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in either index shown.

7 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [CHART]


               Oppenheimer International            HSBC James Capel World                   Morgan Stanley Capital
              Small Company Fund (Class A)   excluding U.S. Smaller Companies Index     International (MSCI) EAFE Index
11/17/97                  9,425                              10,000                                   10,000
11/30/97                  9,529                              10,000                                   10,000
 2/28/98                 10,509                              10,806                                   11,233
 5/31/98                 12,187                              11,582                                   11,622
 8/31/98                 10,858                               9,432                                   10,370
11/30/98                 11,800                               9,886                                   11,678
 2/28/99                 12,646                              10,135                                   11,822
 5/31/99                 14,648                              10,839                                   12,163
 8/31/99                 17,708                              12,418                                   13,069
11/30/99                 18,461                              12,869                                   14,180
 2/29/00                 22,241                              14,425                                   14,868
 5/31/00                 18,284                              12,637                                   14,283
 8/31/00                 18,714                              13,051                                   14,352
11/30/00                 13,013                              11,054                                   12,839
 2/28/01                 11,953                              11,503                                   12,296
 5/31/01                 11,545                              10,914                                   11,864
 8/31/01                 10,387                              10,023                                   10,896

Average Annual Total Returns of Class A Shares of the Fund at 8/31/01/1/ 1-Year -47.69% Since Inception 1.01%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [CHART]


               Oppenheimer International            HSBC James Capel World                   Morgan Stanley Capital
              Small Company Fund (Class B)   excluding U.S. Smaller Companies Index     International (MSCI) EAFE Index
11/17/97                 10,000                              10,000                                   10,000
11/30/97                 10,110                              10,000                                   10,000
 2/28/98                 11,130                              10,806                                   11,233
 5/31/98                 12,880                              11,582                                   11,622
 8/31/98                 11,450                               9,432                                   10,370
11/30/98                 12,420                               9,886                                   11,678
 2/28/99                 13,273                              10,135                                   11,822
 5/31/99                 15,349                              10,839                                   12,163
 8/31/99                 18,523                              12,418                                   13,069
11/30/99                 19,275                              12,869                                   14,180
 2/29/00                 23,180                              14,425                                   14,868
 5/31/00                 19,017                              12,637                                   14,283
 8/31/00                 19,445                              13,051                                   14,352
11/30/00                 13,491                              11,054                                   12,839
 2/28/01                 12,377                              11,503                                   12,296
 5/31/01                 11,909                              10,914                                   11,864
 8/31/01                 10,464                              10,023                                   10,896

Average Annual Total Returns of Class B Shares of the Fund at 8/31/01/1/ 1-Year -47.58% Since Inception 1.20%

1. See Notes on page 10 for further details.

                 8 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [CHART]


               Oppenheimer International            HSBC James Capel World                   Morgan Stanley Capital
              Small Company Fund (Class C`)   excluding U.S. Smaller Companies Index     International (MSCI) EAFE Index
11/17/97                 10,000                              10,000                                   10,000
11/30/97                 10,110                              10,000                                   10,000
 2/28/98                 11,130                              10,806                                   11,233
 5/31/98                 12,870                              11,582                                   11,622
 8/31/98                 11,450                               9,432                                   10,370
11/30/98                 12,420                               9,886                                   11,678
 2/28/99                 13,273                              10,135                                   11,822
 5/31/99                 15,349                              10,839                                   12,163
 8/31/99                 18,523                              12,418                                   13,069
11/30/99                 19,265                              12,869                                   14,180
 2/29/00                 23,173                              14,425                                   14,868
 5/31/00                 19,016                              12,637                                   14,283
 8/31/00                 19,445                              13,051                                   14,352
11/30/00                 13,496                              11,054                                   12,839
 2/28/01                 12,377                              11,503                                   12,296
 5/31/01                 11,908                              10,914                                   11,864
 8/31/01                 10,709                              10,023                                   10,896

Average Annual Total Returns of Class C Shares of the Fund at 8/31/01/1/ 1-Year -45.45% Since Inception 1.82%

The performance information for the MSCI EAFE Index in the graphs for Class A, B and C shares begins on 11/30/97.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

                    9   OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares were first publicly offered on 11/17/97. Class A returns include the maximum initial sales charge of 5.75%.

Class B shares were first publicly offered on 11/17/97. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to a 0.75% annual asset-based sales charge.

Class C shares were first publicly offered on 11/17/97. Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to a 0.75% annual asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01, therefore, no performance information on Class N shares is included in this report. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                10 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

                                                                      Financials




















                11 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS August 31, 2001

                                                                            Market Value
                                                               Shares         See Note 1
===========================================================================================
Common Stocks--94.7%
Basic Materials--2.4%
Gold & Precious Minerals--2.4%
Franco-Nevada Mining Corp. Ltd.                                87,700         $1,141,724

Capital Goods--23.6%
Electrical Equipment--5.6%
Halma plc                                                   1,211,300          2,709,631
Industrial Services--11.6%
Eurotunnel SA/1/                                              993,600            938,690
Hyundai Heavy Industries Co. Ltd.                              66,725          1,206,534
Koninklijke Boskalis Westminster NV                           106,200          3,424,759
                                                                              -------------
                                                                               5,569,983

Manufacturing--6.4%
GSI Lumonics, Inc./1/                                         128,600          1,075,096
Societe BIC SA                                                 50,000          2,008,018
                                                                              -------------
                                                                               3,083,114

Communication Services--1.6%
Telephone Utilities--1.6%
Telecomunicacoes do Rio de Janeiro SA, Preference/1/       40,000,000            780,870

Consumer Cyclicals--14.4%
Autos & Housing--6.4%
Cofinimmo                                                      11,800            960,433
Corporacion GEO SA de CV, Series B/1/                       1,200,000          1,136,341
Rodamco Europe NV                                              26,000            994,335
                                                                              -------------
                                                                               3,091,109

Consumer Services--3.6%
Cell Network AB/1/                                             91,120             16,568
Johnson Service Group plc                                     255,200          1,277,078
Randstad Holding NV                                            42,000            463,557
                                                                              -------------
                                                                               1,757,203

Media--1.2%
MacMillan India MC                                             21,500            257,690
Navneet Publications India/1/                                  36,438            132,179
United Pan-Europe Communications NV, Cl. A/1/                 450,000            167,600
                                                                              -------------
                                                                                 557,469

Retail: Specialty--2.2%
Shinsegae Department Store Co.                                  1,475            103,914
Stockmann AB, Cl. A                                            80,850            780,711

                12 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

                                                                            Market Value
                                                               Shares         See Note 1
-------------------------------------------------------------------------------------------
Retail: Specialty Continued
Stockmann AB, Cl. B                                            19,150         $  187,875
                                                                             --------------
                                                                               1,072,500

Textile/Apparel & Home Furnishings--1.0%
Tokyo Style Co.                                                45,000            471,913

Consumer Staples--2.0%
Broadcasting--2.0%
LG Home Shopping, Inc.                                         27,583            951,101

Energy--3.3%
Energy Services--3.3%
Electrofuel, Inc./1/                                          258,200            266,512
IHC Caland NV                                                  26,100          1,308,750
                                                                             --------------
                                                                               1,575,262

Financial--17.3%
Banks--4.2%
Grupo Financiero Banorte SA de CV/1/                        1,000,000          1,998,154

Diversified Financial--11.8%
Edinburgh Fund Managers Group                                 135,400          1,090,007
Housing Development Finance Corp. Ltd.                        265,000          3,956,449
ICICI Ltd., Sponsored ADR                                      92,900            656,803
                                                                             --------------
                                                                               5,703,259

Insurance--1.3%
Aksigorta AS                                               89,000,000            642,926

Healthcare--18.1%
Healthcare/Drugs--9.0%
Haw Par Healthcare Ltd.                                     1,362,000          1,399,931
Nicox SA/1/                                                    25,350          1,333,318
Oxford GlycoSciences plc/1/                                    44,000            478,665
Pliva d.d., GDR/2/                                            110,700          1,131,354
                                                                             --------------
                                                                               4,343,268

Healthcare/Supplies & Services--9.1%
Elekta AB, B Shares/1/                                        250,000          1,591,000
Gambro AB, Cl. B                                               46,000            292,744
Norwood Abbey Ltd./1/                                         744,500            372,027
Ortivus AB, B Shares/1/                                       308,200            586,941
Rhoen-Klinikum AG                                              21,300          1,078,509
SkyePharma plc/1/                                             400,000            471,413
                                                                             --------------
                                                                               4,392,634

                13 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS Continued

                                                                                        Market Value
                                                                           Shares        See Note 1
------------------------------------------------------------------------------------------------------
Technology--12.0%
Computer Software--5.2%
Comptel Oyj plc                                                            17,300        $    54,061
Eidos plc/1/                                                              330,000          1,211,022
F-Secure Oyj/1/                                                           400,000            261,619
Unit 4 Agresso NV/1/                                                       70,000            963,358
                                                                                         -------------
                                                                                           2,490,060

Communications Equipment--1.4%
Toyo Communication Equipment Co. Ltd.                                     150,000            674,341

Electronics--5.4%
ASM International NV/1/                                                    40,000            858,800
Hamamatsu Photonics K.K                                                    32,000            849,712
Lambda Physik AG/1/                                                        40,000            869,157
                                                                                         -------------
                                                                                           2,577,669

Utilities--0.0%
Electric Utilities--0.0%
Independent Energy Holdings plc/1,3/                                       74,500                 --
                                                                                         -------------
Total Common Stocks (Cost $54,727,286)                                                    45,584,190

                                                                        Principal
                                                                         Amount
======================================================================================================
Repurchase Agreements--5.9%
Repurchase agreement with Deutsche Bank Securities, Inc., 3.62%, dated 8/31/01, to be repurchased at $2,848,145 on 9/4/01,
collateralized by U.S. Treasury Bonds, 6.50%-8.125%,
8/15/21-11/15/26, with a value of $2,913,454 (Cost $2,847,000)         $2,847,000          2,847,000
Total Investments, at Value (Cost $57,574,286)                              100.6%        48,431,190
Liabilities in Excess of Other Assets                                        (0.6)          (302,829)
                                                                       -------------------------------
Net Assets                                                                  100.0%       $48,128,361
                                                                       ===============================

                14 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Footnotes to Statement of Investments

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographical Diversification                    Market Value          Percent
--------------------------------------------------------------------------------
The Netherlands                                  $ 8,181,158             17.0%
Great Britain                                      7,237,816             14.9
India                                              5,003,120             10.3
France                                             4,280,026              8.8
Mexico                                             3,134,495              6.5
United States                                      2,847,000              5.9
Sweden                                             2,487,254              5.1
Canada                                             2,483,332              5.1
Korea, Republic of (South)                         2,261,549              4.7
Japan                                              1,995,967              4.1
Germany                                            1,947,666              4.0
Singapore                                          1,399,931              2.9
Finland                                            1,284,266              2.7
Croatia                                            1,131,354              2.3
Belgium                                              960,433              2.0
Brazil                                               780,870              1.6
Turkey                                               642,926              1.3
Australia                                            372,027              0.8
                                                --------------------------------
Total                                            $48,431,190            100.0%
                                                ================================

1. Non-income-producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,131,354 or 2.35% of the Fund's net assets as of August 31, 2001.
3. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

                 15 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2001

===========================================================================================
Assets
Investments, at value (cost $57,574,286)--see accompanying statement         $ 48,431,190
Cash                                                                               10,171
Receivables and other assets:
Investments sold                                                                  482,513
Interest and dividends                                                             89,978
Shares of beneficial interest sold                                                 61,259
Other                                                                              14,782
                                                                             --------------
Total assets                                                                   49,089,893
===========================================================================================
Liabilities
Unrealized depreciation on foreign currency contracts                               1,563
Payables and other liabilities:
Closed foreign currency contracts                                                 530,660
Shares of beneficial interest redeemed                                            186,116
Investments purchased                                                             168,014
Distribution and service plan fees                                                 21,586
Shareholder reports                                                                17,677
Transfer and shareholder servicing agent fees                                      13,630
Trustees' compensation                                                              9,636
Other                                                                              12,650
                                                                             --------------
Total liabilities                                                                 961,532
===========================================================================================
Net Assets                                                                   $ 48,128,361
                                                                             ==============
===========================================================================================
Composition of Net Assets
Paid-in capital                                                              $100,110,493
Undistributed (overdistributed) net investment income                             (24,088)
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                                 (42,813,043)
Net unrealized appreciation (depreciation) on investments and
translation of assets and liabilities denominated in foreign currencies        (9,145,001)
                                                                             --------------
Net Assets                                                                   $ 48,128,361
                                                                             ==============

                 16 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

====================================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$27,991,066 and 3,546,948 shares of beneficial interest outstanding)                        $7.89
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                 $8.37

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $14,989,379
and 1,927,978 shares of beneficial interest outstanding)                                    $7.77

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,141,546
and 662,086 shares of beneficial interest outstanding)                                      $7.77

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,370
and 809 shares of beneficial interest outstanding)                                          $7.87

See accompanying Notes to Financial Statements.

                 17 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2001

==========================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $122,908)                   $1,093,199
Interest                                                                      212,565
                                                                        ------------------
Total income                                                                1,305,764
==========================================================================================
Expenses
Management fees                                                               533,022
Distribution and service plan fees:
Class A                                                                        93,110
Class B                                                                       201,697
Class C                                                                        71,057
Class N                                                                             6
Transfer and shareholder servicing agent fees                                 275,923
Shareholder reports                                                            83,704
Custodian fees and expenses                                                    58,431
Foreign capital gains taxes                                                   (72,391)
Other                                                                          13,804
                                                                        ------------------
Total expenses                                                              1,258,363
Less reduction to custodian expenses                                           (2,292)
                                                                        ------------------
Net expenses                                                                1,256,071
==========================================================================================
Net Investment Income                                                          49,693
==========================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                               (35,741,747)
Foreign currency transactions                                              (6,738,533)
                                                                        ------------------
Net realized gain (loss)                                                  (42,480,280)


Net change in unrealized appreciation (depreciation) on:
Investments                                                                (2,357,895)
Translation of assets and liabilities denominated in foreign
currencies                                                                  2,246,004
                                                                        ------------------
Net change                                                                   (111,891)
                                                                        ------------------
Net realized and unrealized gain (loss)                                   (42,592,171)
==========================================================================================
Net Decrease in Net Assets Resulting from Operations                     $(42,542,478)
                                                                        ==================

See accompanying Notes to Financial Statements.

                 18 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended August 31,                                                                   2001                  2000
=====================================================================================================================
Operations
Net investment income (loss)                                                    $     49,693          $   (840,886)
Net realized gain (loss)                                                         (42,480,280)           10,153,780
Net change in unrealized appreciation (depreciation)                                (111,891)          (11,801,394)
                                                                                -------------------------------------
Net increase (decrease) in net assets resulting from operations                   (42,542,478)           (2,488,500)

=====================================================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                                             (420,258)             (382,508)
Class B                                                                               (6,670)              (95,047)
Class C                                                                                 --                 (36,304)
Class N                                                                                 --                    --

Distributions from net realized gain:
Class A                                                                           (2,345,537)           (6,325,013)
Class B                                                                           (1,246,881)           (2,747,741)
Class C                                                                             (430,676)             (876,679)
Class N                                                                                 --                    --

=====================================================================================================================
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                           (5,269,028)           41,011,174
Class B                                                                           (1,979,433)           24,098,579
Class C                                                                           (1,726,238)           10,387,914
Class N                                                                                6,678                  --

=====================================================================================================================
Net Assets
Total increase (decrease)                                                        (55,960,521)           62,545,875
Beginning of period                                                              104,088,882            41,543,007
                                                                                ------------------------------------
End of period [including undistributed (overdistributed) net investment
income of $(24,088) and $385,386, respectively]                                 $ 48,128,361          $104,088,882
                                                                                =====================================

See accompanying Notes to Financial Statements.

                 19 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS

Class A     Year Ended August 31,                    2001           2000           1999        1998/1/
==========================================================================================================
Per Share Operating Data
Net asset value, beginning of period              $ 15.23        $ 17.42        $ 11.52        $10.00
Income (loss) from investment operations:
Net investment income (loss)                          .04           (.10)           .06           .03
Net realized and unrealized gain (loss)             (6.65)          1.12           6.72          1.49
                                                  --------------------------------------------------------
Total income (loss) from
investment operations                               (6.61)          1.02           6.78          1.52
Dividends and/or distributions to
shareholders:
Dividends from net investment income                 (.11)          (.18)          (.04)           --
Distributions from net realized gain                 (.62)         (3.03)          (.84)           --
                                                  --------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (.73)         (3.21)          (.88)           --
Net asset value, end of period                    $  7.89        $ 15.23        $ 17.42        $11.52
                                                  ========================================================

==========================================================================================================
Total Return, at Net Asset Value/2/                (44.50)%         5.68%         63.10%        15.20%

==========================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)          $27,991        $60,336        $26,965        $9,605
Average net assets (in thousands)                 $39,311        $52,095        $14,208        $6,482
Ratios to average net assets:/3/
Net investment income (loss)                         0.36%         (0.67)%         0.73%         0.44%
Expenses                                             1.58%          1.74%          2.05%         1.77%/4/
Portfolio turnover rate                               145%           199%           280%          239%

1. For the period from November 17, 1997 (inception of offering) to August 31, 1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                 20 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Class B    Year Ended August 31,                     2001           2000           1999          1998/1/
==========================================================================================================
Per Share Operating Data
Net asset value, beginning of period              $ 14.99        $ 17.22        $ 11.45        $10.00
Income (loss) from investment operations:
Net investment income (loss)                         (.03)          (.19)           .02          (.01)
Net realized and unrealized gain (loss)             (6.57)          1.09           6.59          1.46
                                                  --------------------------------------------------------
Total income (loss) from
investment operations                               (6.60)           .90           6.61          1.45
Dividends and/or distributions to
shareholders:
Dividends from net investment income                   --/2/        (.10)            --            --
Distributions from net realized gain                 (.62)         (3.03)          (.84)           --
                                                  --------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (.62)         (3.13)          (.84)           --
Net asset value, end of period                    $  7.77        $ 14.99        $ 17.22        $11.45
                                                  ========================================================

==========================================================================================================
Total Return, at Net Asset Value/3/                (44.99)%         4.98%         61.77%        14.50%

==========================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)          $14,989        $31,807        $11,764        $2,631
Average net assets (in thousands)                 $20,147        $25,377        $ 5,367        $1,187
Ratios to average net assets:/4/
Net investment income (loss)                        (0.33)%        (1.44)%         0.09%        (0.38)%
Expenses                                             2.34%          2.51%          2.84%         2.67%/5/
Portfolio turnover rate                               145%           199%           280%          239%

1. For the period from November 17, 1997 (inception of offering) to August 31, 1998.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                 21 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

Class C     Year Ended August 31,                    2001           2000          1999          1998/1/
==========================================================================================================
Per Share Operating Data
Net asset value, beginning of period              $ 14.97        $ 17.22        $11.45        $10.00
Income (loss) from investment operations:
Net investment income (loss)                         (.03)          (.16)          .04          (.04)
Net realized and unrealized gain (loss)             (6.55)          1.07          6.57          1.49
                                                  ---------------------------------------------------
Total income (loss) from
investment operations                               (6.58)           .91          6.61          1.45
Dividends and/or distributions to
shareholders:
Dividends from net investment income                   --           (.13)           --            --
Distributions from net realized gain                 (.62)         (3.03)         (.84)           --
                                                  ---------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (.62)         (3.16)         (.84)           --
Net asset value, end of period                    $  7.77        $ 14.97        $17.22        $11.45
                                                  ========================================================

==========================================================================================================
Total Return, at Net Asset Value/2/                (44.93)%         4.98%        61.77%        14.50%

==========================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)          $ 5,142        $11,946        $2,815        $  609
Average net assets (in thousands)                 $ 7,095        $ 9,003        $1,256        $  454
Ratios to average net assets:/3/
Net investment income (loss)                        (0.32)%        (1.38)%        0.09%        (0.66)%
Expenses                                             2.34%          2.51%         2.84%         2.58%/4/
Portfolio turnover rate                               145%           199%          280%          239%

1. For the period from November 17, 1997 (inception of offering) to August 31, 1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                 22 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Class N Period Ended August 31,                                          2001/1/
===================================================================================
Per Share Operating Data
Net asset value, beginning of period                                    $9.08

Income (loss) from investment operations:
Net investment income                                                     .07
Net realized and unrealized gain (loss)                                 (1.28)
                                                                        -----------
Total income (loss) from investment                                     (1.21)
Dividends and/or distributions to shareholders:
Dividends from net investment income                                       --
Distributions from net realized gain                                       --
                                                                        -----------
Total dividends and/or distributions to shareholders                       --
                                                                        -----------
Net asset value, end of period                                          $7.87
                                                                        ===========

===================================================================================
Total Return, at Net Asset Value/2/                                    (13.33)%

===================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                   $6
Average net assets (in thousands)                                          $2
Ratios to average net assets:/3/
Net investment income                                                    5.85%
Expenses                                                                 1.94%
Portfolio turnover rate                                                   145%

1. For the period from March 1, 2001 (inception of offering) to August 31,
2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                 23 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

 NOTES TO FINANCIAL STATEMENTS

 ===============================================================================
 1. Significant Accounting Policies
 Oppenheimer International Small Company Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
 (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
 -------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
 -------------------------------------------------------------------------------
 Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                24 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
   As of August 31, 2001, the Fund had approximately $42,506,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2001, the Fund's projected benefit obligations were decreased by $23,086 and payments of $511 were made to retired trustees, resulting in an accumulated liability of $9,121 as of August 31, 2001.
   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

                25 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

 NOTES TO FINANCIAL STATEMENTS Continued

 ===============================================================================
 1.Significant Accounting Policies Continued
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
 -------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2001, amounts have been reclassified to reflect an increase in paid-in capital of $169,734, a decrease in undistributed net investment income of $32,239, and an increase in accumulated net realized loss on investments of $137,495. This reclassification includes $169,734 distributed in connection with Fund share redemptions which increased paid-in capital and increased accumulated net realized loss. Net assets of the Fund were unaffected by the reclassifications.
 -------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
 -------------------------------------------------------------------------------
 Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
 -------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                26 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest for each class. Transactions in shares of beneficial interest were as follows:

                                        Year Ended August 31, 2001/1/           Year Ended August 31, 2000
                                        Shares              Amount              Shares              Amount
------------------------------------------------------------------------------------------------------------
Class A
Sold                                17,878,372       $ 164,610,299           4,935,306        $ 83,041,032
Dividends and/or
distributions reinvested               247,860           2,525,693             408,411           6,293,616
Redeemed                           (18,540,131)       (172,405,020)         (2,931,162)        (48,323,474)
                                   -------------------------------------------------------------------------
Net increase (decrease)               (413,899)      $  (5,269,028)          2,412,555        $ 41,011,174
                                   =========================================================================

Class B
Sold                                 1,252,153       $  12,290,456           2,309,773        $ 38,332,497
Dividends and/or
distributions reinvested               118,330           1,195,127             180,676           2,753,506
Redeemed                            (1,564,909)        (15,465,016)         (1,051,156)        (16,987,424)
                                   -------------------------------------------------------------------------
Net increase (decrease)               (194,426)      $  (1,979,433)          1,439,293        $ 24,098,579
                                   =========================================================================

Class C
Sold                                 2,492,980       $  24,257,851           1,527,990        $ 25,298,837
Dividends and/or
distributions reinvested                39,244             395,974              56,909             866,168
Redeemed                            (2,668,323)        (26,380,063)           (950,210)        (15,777,091)
                                   -------------------------------------------------------------------------
Net increase (decrease)               (136,099)      $  (1,726,238)            634,689        $ 10,387,914
                                   =========================================================================

Class N
Sold                                       809       $       6,678                  --        $         --
Dividends and/or
distributions reinvested                    --                  --                  --                  --
Redeemed                                    --                  --                  --                  --
                                   -------------------------------------------------------------------------
Net increase (decrease)                    809       $       6,678                  --        $         --
                                   =========================================================================

1. For the year ended August 31, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for Class N shares.

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2001, were $92,312,308 and $107,366,451, respectively.

As of August 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $58,250,066 was:

Gross unrealized appreciation        $ 2,935,572
Gross unrealized depreciation        (12,754,448)
                                     -----------
Net unrealized appreciation
(depreciation)                       $(9,818,876)
                                     ===========

                27 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
4.Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, and 0.67% of average annual net assets in excess of $2 billion. The Fund's management fee for the year ended August 31, 2001 was an annualized rate of 0.80%.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.
-------------------------------------------------------------------------------
The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                  Aggregate        Class A
                  Front-End      Front-End   Commissions     Commissions     Commissions     Commissions
                      Sales          Sales    on Class A      on Class B      on Class C      on Class N
                    Charges        Charges        Shares          Shares          Shares          Shares
                 on Class A    Retained by   Advanced by     Advanced by     Advanced by     Advanced by
Year Ended           Shares    Distributor   Distributor/1/  Distributor/1/  Distributor/1/  Distributor/1/
------------------------------------------------------------------------------------------------------------
August 31, 2001    $168,217        $54,397       $32,498        $134,299         $33,445             $57

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                              Class A           Class B         Class C          Class N
                                           Contingent        Contingent      Contingent       Contingent
                                             Deferred          Deferred        Deferred         Deferred
                                        Sales Charges     Sales Charges   Sales Charges    Sales Charges
                                             Retained          Retained        Retained         Retained
Year Ended                             by Distributor    by Distributor  by Distributor   by Distributor
------------------------------------------------------------------------------------------------------------
August 31, 2001                                $5,764          $54,502           $4,662              $--

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended

                28 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

August 31, 2001, payments under the Class A plan totaled $93,110, all of which were paid by the Distributor to recipients, and included $7,700 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
   The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended August 31, 2001, were as follows:

                                                                            Distributor's
                                                           Distributor's        Aggregate
                                                               Aggregate     Unreimbursed
                                                            Unreimbursed    Expenses as %
                      Total Payments      Amount Retained       Expenses    of Net Assets
                          Under Plan       by Distributor     Under Plan         of Class
---------------------------------------------------------------------------------------------
Class B Plan                $201,697             $168,606        $666,152            4.44%
Class C Plan                  71,057               27,977          77,631             1.51
Class N Plan                       6                    3              --               --

                29 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
5.Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of August 31, 2001, the Fund had outstanding foreign currency contracts as follows:

                                               Contract     Valuation as of      Unrealized
Contract Description    Expiration Date    Amount (000s)    August 31, 2001    Depreciation
--------------------------------------------------------------------------------------------
Contracts to Sell
Euro (EUR)                       9/3/01         EUR 162           $146,703           $1,563

================================================================================
6.Illiquid Securities
As of August 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2001 was zero.

================================================================================
7.Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
   The Fund had no borrowings outstanding during the year ended or at August 31, 2001.

                30 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

 INDEPENDENT AUDITORS' REPORT

 ===============================================================================
 The Board of Trustees and Shareholders of
 Oppenheimer International Small Company Fund:

 We have audited the accompanying statement of assets and liabilities of Oppenheimer International Small Company Fund, including the statement of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from November 17, 1997 (inception of offering) to August 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Small Company Fund as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from November 17, 1997 (inception of offering) to August 31, 1998, in conformity with accounting principles generally accepted in the United States of America.



 KPMG LLP

 Denver, Colorado
 September 24, 2001

                31 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

 FEDERAL INCOME TAX INFORMATION Unaudited

 ===============================================================================
 In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
       Dividends and distributions of $0.7270, $0.6195 and $0.6162 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 6, 2000, of which $0.0321 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
       None of the dividends paid by the Fund during the year ended August 31, 2001, are eligible for the corporate dividend-received deduction.
       The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                32 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Clayton K. Yeutter, Trustee
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     KPMG LLP

================================================================================
Legal Counsel            Mayer, Brown & Platt

                         Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.,
                         6803 S. Tucson Way, Englewood, CO 80112-3924.

         (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

                33 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

OPPENHEIMERFUNDS FAMILY


Global Equity         Developing Markets Fund           Global Fund
                      International Small Company Fund  Quest Global Value Fund
                      Europe Fund                       Global Growth & Income Fund
                      International Growth Fund
------------------------------------------------------------------------------------------
Equity                Stock                             Stock & Bond
                      Emerging Technologies Fund        Quest Opportunity Value Fund
                      Emerging Growth Fund              Total Return Fund
                      Enterprise Fund                   Quest Balanced Value Fund
                      Discovery Fund                    Capital Income Fund
                      Main Street(R) Small Cap Fund     Multiple Strategies Fund
                      Small Cap Value Fund/1/           Disciplined Allocation Fund
                      MidCap Fund                       Convertible Securities Fund
                      Main Street(R) Opportunity Fund   Specialty
                      Growth Fund                       Real Asset Fund(R)
                      Capital Appreciation Fund         Gold & Special Minerals Fund
                      Main Street(R) Growth &
                      Income Fund
                      Large Cap Growth Fund
                      Value Fund/2/
                      Quest Capital Value Fund
                      Quest Value Fund
                      Trinity Growth Fund
                      Trinity Core Fund
                      Trinity Value Fund
------------------------------------------------------------------------------------------
Income                Taxable                           Municipal
                      International Bond Fund           California Municipal Fund/4/
                      High Yield Fund                   Florida Municipal Fund/4/
                      Champion Income Fund              New Jersey Municipal Fund/4/
                      Strategic Income Fund             New York Municipal Fund/4/
                      Bond Fund                         Pennsylvania Municipal Fund/4/
                      Senior Floating Rate Fund         Municipal Bond Fund
                      U.S. Government Trust             Intermediate Municipal Fund
                      Limited-Term Government Fund
                      Capital Preservation Fund/3/
                      Rochester Division
                      Rochester Fund Municipals
                      Limited Term New York Municipal
                      Fund
------------------------------------------------------------------------------------------
Select Managers       Stock                             Stock & Bond
                      Mercury Advisors Focus            QM Active Balanced Fund/3/
                      Growth Fund
                      Gartmore Millennium Growth
                      Fund II/5/
                      Jennison Growth Fund
                      Salomon Brothers Capital Fund
                      Mercury Advisors S&P 500(R)
                      Index Fund/3/
------------------------------------------------------------------------------------------
Money Market/6/       Money Market Fund                 Cash Reserves

1. The Fund's name was changed from "Oppenheimer Quest Small Cap Fund (SM)" on 3/1/01.
2. The Fund's name was changed from "Oppenheimer Disciplined Value Fund" on 2/28/01.
3. Available only through qualified retirement plans.
4. Available to investors only in certain states.
5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

                34 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

INFORMATION AND SERVICES


                        As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance./1/ So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------
                        Internet
                        24-hr access to account information and transactions/2/ www.oppenheimerfunds.com
                        --------------------------------------------------------
                        General Information
                        Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
                        1.800.525.7048
                        --------------------------------------------------------
                        Telephone Transactions
                        Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
                        1.800.852.8457
                        --------------------------------------------------------
                        PhoneLink/2/
                        24-hr automated information and automated transactions 1.800.CALL OPP (1.800.225.5677)
                        --------------------------------------------------------
                        Telecommunications Device for the Deaf (TDD)
                        Mon-Fri 9am-6:30pm ET 1.800.843.4461
                        --------------------------------------------------------
                        Transfer and Shareholder Servicing Agent
                        OppenheimerFunds Services
                        P.O. Box 5270, Denver, CO 80217-5270
                        --------------------------------------------------------
                        eDocs Direct
                        Receive shareholder reports and prospectus notifications for your fund via email. Sign up at www.oppenheimerfunds.com
                        --------------------------------------------------------
                        Ticker Symbols Class A: OSMAX Class B: OSMBX
                        Class C: OSMCX Class N: OSMNX
--------------------------------------------------------------------------------
                        1. Automatic investment plans do not assure profit or protect against losses in declining markets.
                        2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


                                                        [LOGO] Oppenheimer Funds